UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

June 1, 2015

Date of Report (Date of earliest event reported)

Commission File Number	Name of Registrant; State of Incorporation; Address of Principal Executive Offices; and Telephone Number	IRS Employer Identification Number
333-85496	EXELON GENERATION COMPANY, LLC (a Pennsylvania limited liability company) 300 Exelon Way Kennett Square, Pennsylvania 19348-2473 (610) 765-5959	23-3064219

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On June 1, 2015, Exelon Generation Company, LLC (Generation) completed separate reofferings for eleven issues of tax-exempt pollution control revenue refunding bonds (the Bonds) totaling, in the aggregate, $435,470,000 in principal amount, which were issued by various issuers and for which Generation is the primary obligor. Due to market conditions, Generation had previously repurchased all of the outstanding Bonds. While the Bonds were held by Generation, they remained outstanding as a contractual matter, but were considered extinguished for accounting purposes. Accordingly, the reoffering of the Bonds by Generation will be recorded as a long-term liability on Generation’s balance sheet.

In connection with the reoffering of the Bonds, the interest rate on the Bonds has been modified such that various issues of Bonds bear interest at term rates ranging from 2.50% to 2.70%. Each issue of the Bonds will be subject to mandatory purchase on the applicable mandatory purchase date for such issue, which dates range from March 1, 2019 through September 1, 2020, at a purchase price equal to the principal amount thereof plus accrued and unpaid interest for the applicable issue.

This report is neither an offer to sell nor a solicitation of an offer to buy any of the Bonds. The Bonds were reoffered pursuant to an exemption from registration under the Securities Act of 1933, as amended (the Securities Act). The Bonds have not been registered under the Securities Act or any state securities laws, and, unless so registered, the Bonds may not be offered or sold in the United States or to U.S. persons except pursuant to an exemption from the registration requirements of the Securities Act and applicable state securities laws.

* * * * *

This Current Report includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to risks and uncertainties. The factors that could cause actual results to differ materially from these forward-looking statements include those discussed herein as well as those discussed in (1) Generation’s 2014 Annual Report on Form 10-K in (a) ITEM 1A. Risk Factors, (b) ITEM 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations and (c) ITEM 8. Financial Statements and Supplementary Data: Note 22; (2) Generation’s First Quarter 2015 Quarterly Report on Form 10-Q in (a) Part II, Other Information, ITEM 1A. Risk Factors; (b) Part 1, Financial Information, ITEM 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations and (c) Part I, Financial Information, ITEM 1. Financial Statements: Note 17; and (3) other factors discussed in filings with the Securities and Exchange Commission by Generation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Generation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXELON GENERATION COMPANY, LLC

/s/ Bryan P. Wright
Bryan P. Wright
Senior Vice President and Chief Financial Officer Exelon Generation Company, LLC

June 1, 2015